UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2015

DOMINION RESOURCES BLACK WARRIOR TRUST

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11335 (Commission File Number)	75-6461716 (IRS Employer Identification No.)

Royalty Trust Management Southwest Bank 2911 Turtle Creek Boulevard Suite 850 Dallas, Texas (Address of principal executive offices)		75219 (Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 28, 2015, Dominion Resources Black Warrior Trust issued a press release announcing that it received a letter from Walter Energy, Inc. stating that it filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code on July 15, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated July 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES BLACK WARRIOR TRUST

By:	SOUTHWEST BANK, TRUSTEE

	By:	/s/ RON E. HOOPER
Ron E. Hooper
SVP Royalty Trust Management

Date: July 28, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 28, 2015